MUTUAL SERIES FUND INC.
                           51 John F. Kennedy Parkway
                          Short Hills, New Jersey 07078

                                                                 August 22, 1996

TO THE SHAREHOLDERS OF
MUTUAL QUALIFIED FUND:

     The first six months of 1996 have been an exciting period in the markets and for our organization. Equity markets started the year the same way they ended, with strong upside movements reflecting huge inflows into the equity markets. However, unflagging optimism gave way to despair, as it inevitably does, in June and July, and the markets dropped somewhat precipitously (at least for a few hours). Through June 30, Mutual Qualified appreciated 9.2% and is up 10.1% at this writing.

     After the dramatic increase in share prices over the last eighteen months, our bread-and-butter "cheap" stocks are harder to come by in the domestic markets at the kind of discounts we like. However, attractive opportunities in Europe have counterbalanced this relative scarcity in domestic markets. The portfolio at June 30 reflects an investment in foreign equities of about 26% of total assets, with the largest areas of concentration in Sweden, the United Kingdom and the Netherlands. One of the great attractions in Sweden, for example, is the presence of diversified holding companies (e.g. Investor AB) that trade at large discounts to the value of the disparate pieces in the corporate empire. Often these holding companies are controlled by families or a handful of institutions that are feeling increasing pressure to unlock the true values to shareholders. We believe that the movement in Europe toward increased accountability to shareholders will continue and it provides fertile investment territory for us.

     Although the cheap value stocks may not be as prevalent today in the U.S. markets, we are witnessing an unprecedented number of corporate restructurings here whereby companies separate certain assets that are not properly reflected in market valuations. For example, Dial Corp., AT&T and 3M have each embarked upon "spinoffs" of distinct companies (Viad, Lucent and Imation, respectively) to their shareholders on the theory that the parts will have a greater value when they are not part of one conglomerate. This theory is more than just paper shuffling or accounting mumbo-jumbo and makes sense for several reasons. Spinoffs encourage a closer alignment of management's interests with those of shareholders and may permit a management team to explore strategies that are inconsistent with those of the larger company. In addition, spinoffs may attract different kinds of investors who put a higher value on the "pure play" of the new entity. Our job is to analyze both the new spinoff and the remaining corpus to take advantage of disparities between trading values and enterprise values.

     I noted earlier in the letter that the first half of this year was also an exciting time for us internally. Of course this reference was to the announcement in late June of the pending sale of Heine Securities, investment adviser to the Fund, to Franklin Resources. The proxy that you received describes this transaction in great detail, and I won't repeat that discussion here. (If you have not voted yet, please do so.) But the process leading to this announcement was a long and interesting one, and it led me to reflect a lot on the Fund and its future. I'd like to share some of those thoughts with you.

     When I started in the investment business with Max Heine in 1975, our mutual fund assets totaled $5 million. Even as our assets have grown to the $17 billion they are today, for me the essence of the job remains the same -- digging beneath the surface of companies to find a dollar of value selling for fifty or sixty cents. The mutual fund business likewise has undergone an enormous transformation since I started. Its growth has been well documented and will continue as more retirement assets (e.g., 401(k) and social security) come into the system. This is an exciting, dynamic business that is never the same from day to day.

     Our transaction is different from many of the others in the industry because the transaction will not result in any changes to the portfolio management of the Fund (other than those that are typically incidental to becoming part of a large fund complex). Our independence and style of portfolio management will not change. The ownership of the adviser will change from a privately owned company to a corporate subsidiary of Franklin Resources Inc., but key members of the management team have signed contracts and after the close of the transaction will continue to be responsible for managing the Fund.

     Our partnership with Franklin Resources satisfies the objectives I set out when I started thinking about the alternatives for the investment adviser. This transaction takes what has grown into an institution and places its ownership in the hands of another institution, in this case a first-rate, entrepreneurial mutual fund complex. In many ways this provides benefits to our shareholders that would have taken us many years of work to achieve on our own. At the same time we have built in protections against an increase in the costs of providing these investment and other shareholder services to you.

     Additionally Fund shareholders, at the close of the transaction, who maintain an investment in the Fund will be able to invest new money into any series of Mutual Series in existing as well as new accounts and to reinvest distributions and dividends without any sales charges or 12b-1 fees.

     I want to make special mention of the work that your Board of Directors has done over the last several months. They not only provided me with guidance in my decision making, but they kept paramount their responsibilities to shareholders. Of particular note was their demand that expenses borne by current shareholders not rise as a result of the Franklin transaction. I believe that there is a renewed sense of enthusiasm here as we enter this new stage in the life of our Funds, and we look forward to working for you over the coming years.

                                   Sincerely,

                                      MICHAEL F. PRICE, President

- ------------------------------------------------------------------------

                             MUTUAL SERIES FUND INC.
                           51 John F. Kennedy Parkway
                          Short Hills, New Jersey 07078

                                                                 August 22, 1996

TO THE SHAREHOLDERS OF
MUTUAL DISCOVERY FUND:

       The first six months of 1996 have been an exciting period in the markets and for our organization. Equity markets started the year the same way they ended, with strong upside movements reflecting huge inflows into the equity markets. However, unflagging optimism gave way to despair, as it inevitably does, in June and July, and the markets dropped somewhat precipitously (at least for a few hours). Through June 30, Mutual Discovery appreciated 12.9% and is up 13.2% at this writing.

       After the dramatic increase in share prices over the last eighteen months, our bread-and-butter "cheap" stocks are harder to come by in the domestic markets at the kind of discounts we like. However, attractive opportunities in Europe have counterbalanced this relative scarcity in domestic markets. The portfolio at June 30 reflects an investment in foreign equities of about 53% of total assets, with the largest areas of concentration in the United Kingdom, Norway and Sweden. One of the great attractions in Sweden, for example, is the presence of diversified holding companies (e.g. Investor AB) that trade at large discounts to the value of the disparate pieces in the corporate empire. Often these holding companies are controlled by families or a handful of institutions that are feeling increasing pressure to unlock the true values to shareholders. We believe that the movement in Europe toward increased accountability to shareholders will continue and it provides fertile investment territory for us.

       Although the cheap value stocks may not be as prevalent today in the U.S. markets, we are witnessing an unprecedented number of corporate restructurings here whereby companies separate certain assets that are not properly reflected in market valuations. For example, Dial Corp., AT&T and 3M have each embarked upon "spinoffs" of distinct companies (Viad, Lucent and Imation, respectively) to their shareholders on the theory that the parts will have a greater value when they are not part of one conglomerate. This theory is more than just paper shuffling or accounting mumbo-jumbo and makes sense for several reasons. Spinoffs encourage a closer alignment of management's interests with those of shareholders and may permit a management team to explore strategies that are inconsistent with those of the larger company. In addition, spinoffs may attract different kinds of investors who put a higher value on the "pure play" of the new entity. Our job is to analyze both the new spinoff and the remaining corpus to take advantage of disparities between trading values and enterprise values.

       I noted earlier in the letter that the first half of this year was also an exciting time for us internally. Of course this reference was to the announcement in late June of the pending sale of Heine Securities, investment adviser to the Fund, to Franklin Resources. The proxy that you received describes this transaction in great detail, and I won't repeat that discussion here. (If you have not voted yet, please do so.) But the process leading to this announcement was a long and interesting one, and it led me to reflect a lot on the Fund and its future. I'd like to share some of those thoughts with you.

       When I started in the investment business with Max Heine in 1975, our mutual fund assets totaled $5 million. Even as our assets have grown to the $17 billion they are today, for me the essence of the job remains the same -- digging beneath the surface of companies to find a dollar of value selling for fifty or sixty cents. The mutual fund business likewise has undergone an enormous transformation since I started. Its growth has been well documented and will continue as more retirement assets (e.g., 401(k) and social security) come into the system. This is an exciting, dynamic business that is never the same from day to day.

       Our transaction is different from many of the others in the industry because the transaction will not result in any changes to the portfolio management of the Fund (other than those that are typically incidental to becoming part of a large fund complex). Our independence and style of portfolio management will not change. The ownership of the adviser will change from a privately owned company to a corporate subsidiary of Franklin Resources Inc., but key members of the management team have signed contracts and after the close of the transaction will continue to be responsible for managing the Fund.

       Our partnership with Franklin Resources satisfies the objectives I set out when I started thinking about the alternatives for the investment adviser. This transaction takes what has grown into an institution and places its ownership in the hands of another institution, in this case a first-rate, entrepreneurial mutual fund complex. In many ways this provides benefits to our shareholders that would have taken us many years of work to achieve on our own. At the same time we have built in protections against an increase in the costs of providing these investment and other shareholder services to you.

       Additionally Fund shareholders, at the close of the transaction, who maintain an investment in the Fund will be able to invest new money into any series of Mutual Series in existing as well as new accounts and to reinvest distributions and dividends without any sales charges or 12b-1 fees.

       I want to make special mention of the work that your Board of Directors has done over the last several months. They not only provided me with guidance in my decision making, but they kept paramount their responsibilities to shareholders. Of particular note was their demand that expenses borne by current shareholders not rise as a result of the Franklin transaction. I believe that there is a renewed sense of enthusiasm here as we enter this new stage in the life of our Funds, and we look forward to working for you over the coming years.

                                   Sincerely,

                                        MICHAEL F. PRICE, President

- ------------------------------------------------------------------------


                             MUTUAL SERIES FUND INC.
                           51 John F. Kennedy Parkway
                          Short Hills, New Jersey 07078

                                                                 August 22, 1996
TO THE SHAREHOLDERS OF
MUTUAL SHARES FUND:

     The first six months of 1996 have been an exciting period in the markets and for our organization. Equity markets started the year the same way they ended, with strong upside movements reflecting huge inflows into the equity markets. However, unflagging optimism gave way to despair, as it inevitably does, in June and July, and the markets dropped somewhat precipitously (at least for a few hours). Through June 30, Mutual Shares appreciated 8.2% and is up 9.5% at this writing.

     After the dramatic increase in share prices over the last eighteen months, our bread-and-butter "cheap" stocks are harder to come by in the domestic markets at the kind of discounts we like. However, attractive opportunities in Europe have counterbalanced this relative scarcity in domestic markets. The portfolio at June 30 reflects an investment in foreign equities of about 19% of total assets, with the largest areas of concentration in Sweden, the United Kingdom and the Netherlands. One of the great attractions in Sweden, for example, is the presence of diversified holding companies (e.g. Investor AB) that trade at large discounts to the value of the disparate pieces in the corporate empire. Often these holding companies are controlled by families or a handful of institutions that are feeling increasing pressure to unlock the true values to shareholders. We believe that the movement in Europe toward increased accountability to shareholders will continue and it provides fertile investment territory for us.

     Although the cheap value stocks may not be as prevalent today in the U.S. markets, we are witnessing an unprecedented number of corporate restructurings here whereby companies separate certain assets that are not properly reflected in market valuations. For example, Dial Corp., AT&T and 3M have each embarked upon "spinoffs" of distinct companies (Viad, Lucent and Imation, respectively) to their shareholders on the theory that the parts will have a greater value when they are not part of one conglomerate. This theory is more than just paper shuffling or accounting mumbo-jumbo and makes sense for several reasons. Spinoffs encourage a closer alignment of management's interests with those of shareholders and may permit a management team to explore strategies that are inconsistent with those of the larger company. In addition, spinoffs may attract different kinds of investors who put a higher value on the "pure play" of the new entity. Our job is to analyze both the new spinoff and the remaining corpus to take advantage of disparities between trading values and enterprise values.

     I noted earlier in the letter that the first half of this year was also an exciting time for us internally. Of course this reference was to the announcement in late June of the pending sale of Heine Securities, investment adviser to the Fund, to Franklin Resources.
The proxy that you received describes this transaction in great detail, and I won't repeat that discussion here. (If you have not voted yet, please do so.) But the process leading to this announcement was a long and interesting one, and it led me to reflect a lot on the Fund and its future. I'd like to share some of those thoughts with you.

     When I started in the investment business with Max Heine in 1975, our mutual fund assets totaled $5 million. Even as our assets have grown to the $17 billion they are today, for me the essence of the job remains the same -- digging beneath the surface of companies to find a dollar of value selling for fifty or sixty cents. The mutual fund business likewise has undergone an enormous transformation since I started. Its growth has been well documented and will continue as more retirement assets (e.g., 401(k) and social security) come into the system. This is an exciting, dynamic business that is never the same from day to day.

     Our transaction is different from many of the others in the industry because the transaction will not result in any changes to the portfolio management of the Fund (other than those that are typically incidental to becoming part of a large fund complex). Our independence and style of portfolio management will not change. The ownership of the adviser will change from a privately owned company to a corporate subsidiary of Franklin Resources Inc., but key members of the management team have signed contracts and after the close of the transaction will continue to be responsible for managing the Fund.

     Our partnership with Franklin Resources satisfies the objectives I set out when Istarted thinking about the alternatives for the investment adviser. This transaction takes what has grown into an institution and places its ownership in the hands of another institution, in this case a first-rate, entrepreneurial mutual fund complex. In many ways this provides benefits to our shareholders that would have taken us many years of work to achieve on our own. At the same time we have built in protections against an increase in the costs of providing these investment and other shareholder services to you.

     Additionally Fund shareholders, at the close of the transaction, who maintain an investment in the Fund will be able to invest new money into any series of Mutual Series in existing as well as new accounts and to reinvest distributions and dividends without any sales charges or 12b-1 fees.

        I want to make special mention of the work that your Board of Directors has done over the last several months. They not only provided me with guidance in my decision making, but they kept paramount their responsibilities to shareholders. Of particular note was their demand that expenses borne by current shareholders not rise as a result of the Franklin transaction. I believe that there is a renewed sense of enthusiasm here as we enter this new stage in the life of our Funds, and we look forward to working for you over the coming years.

                                    Sincerely,


                                             MICHAEL F. PRICE, President

- ------------------------------------------------------------------------

                             MUTUAL SERIES FUND INC.
                           51 John F. Kennedy Parkway
                          Short Hills, New Jersey 07078

                                                                 August 22, 1996

TO THE SHAREHOLDERS OF
MUTUAL BEACON FUND:

     The first six months of 1996 have been an exciting period in the markets and for our organization. Equity markets started the year the same way they ended, with strong upside movements reflecting huge inflows into the equity markets. However, unflagging optimism gave way to despair, as it inevitably does, in June and July, and the markets dropped somewhat precipitously (at least for a few hours). Through June 30, Mutual Beacon appreciated 10.3% and is up 10.4% at this writing.

     After the dramatic increase in share prices over the last eighteen months, our bread-and-butter "cheap" stocks are harder to come by in the domestic markets at the kind of discounts we like. However, attractive opportunities in Europe have counterbalanced this relative scarcity in domestic markets. The portfolio at June 30 reflects an investment in foreign equities of about 25% of total assets, with the largest areas of concentration in Sweden, the United Kingdom and the Netherlands. One of the great attractions in Sweden, for example, is the presence of diversified holding companies (e.g. Investor AB) that trade at large discounts to the value of the disparate pieces in the corporate empire. Often these holding companies are controlled by families or a handful of institutions that are feeling increasing pressure to unlock the true values to shareholders. We believe that the movement in Europe toward increased accountability to shareholders will continue and it provides fertile investment territory for us.

     Although the cheap value stocks may not be as prevalent today in the U.S. markets, we are witnessing an unprecedented number of corporate restructurings here whereby companies separate certain assets that are not properly reflected in market valuations. For example, Dial Corp., AT&T and 3M have each embarked upon "spinoffs" of distinct companies (Viad, Lucent and Imation, respectively) to their shareholders on the theory that the parts will have a greater value when they are not part of one conglomerate. This theory is more than just paper shuffling or accounting mumbo-jumbo and makes sense for several reasons. Spinoffs encourage a closer alignment of management's interests with those of shareholders and may permit a management team to explore strategies that are inconsistent with those of the larger company. In addition, spinoffs may attract different kinds of investors who put a higher value on the "pure play" of the new entity. Our job is to analyze both the new spinoff and the remaining corpus to take advantage of disparities between trading values and enterprise values.

     I noted earlier in the letter that the first half of this year was also an exciting time for us internally. Of course this reference was to the announcement in late June of the pending sale of Heine Securities, investment adviser to the Fund, to Franklin Resources. The proxy that you received describes this transaction in great detail, and I won't repeat that discussion here. (If you have not voted yet, please do so.) But the process leading to this announcement was a long and interesting one, and it led me to reflect a lot on the Fund and its future. I'd like to share some of those thoughts with you.

     When I started in the investment business with Max Heine in 1975, our mutual fund assets totaled $5 million. Even as our assets have grown to the $17 billion they are today, for me the essence of the job remains the same -- digging beneath the surface of companies to find a dollar of value selling for fifty or sixty cents. The mutual fund business likewise has undergone an enormous transformation since I started. Its growth has been well documented and will continue as more retirement assets (e.g., 401(k) and social security) come into the system. This is an exciting, dynamic business that is never the same from day to day.

     Our transaction is different from many of the others in the industry because the transaction will not result in any changes to the portfolio management of the Fund (other than those that are typically incidental to becoming part of a large fund complex). Our independence and style of portfolio management will not change. The ownership of the adviser will change from a privately owned company to a corporate subsidiary of Franklin Resources Inc., but key members of the management team have signed contracts and after the close of the transaction will continue to be responsible for managing the Fund.

     Our partnership with Franklin Resources satisfies the objectives I set out when Istarted thinking about the alternatives for the investment adviser. This transaction takes what has grown into an institution and places its ownership in the hands of another institution, in this case a first-rate, entrepreneurial mutual fund complex. In many ways this provides benefits to our shareholders that would have taken us many years of work to achieve on our own. At the same time we have built in protections against an increase in the costs of providing these investment and other shareholder services to you.

     Additionally Fund shareholders, at the close of the transaction, who maintain an investment in the Fund will be able to invest new money into any series of Mutual Series in existing as well as new accounts and to reinvest distributions and dividends without any sales charges or 12b-1 fees.

     I want to make special mention of the work that your Board of Directors has done over the last several months. They not only provided me with guidance in my decision making, but they kept paramount their responsibilities to shareholders. Of particular note was their demand that expenses borne by current shareholders not rise as a result of the Franklin transaction. I believe that there is a renewed sense of enthusiasm here as we enter this new stage in the life of our Funds, and we look forward to working for you over the coming years.

                                             Sincerely,

                                                    MICHAEL F. PRICE, President